UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04492

MFS SERIES TRUST X

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199 (Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant's telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31*

Date of reporting period: October 31, 2022

*This Form N-CSR pertains only to the following series of the Registrant: MFS Emerging Markets Debt Local Currency Fund. Each remaining series of the Registrant has a fiscal year end other than October 31.

ITEM 1. REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
October 31, 2022
MFS®  Emerging Markets Debt Local Currency Fund
EML-ANN

MFS® Emerging Markets Debt Local Currency Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Global markets have recently been buffeted by a series of crosscurrents, including rising inflation, tighter financial conditions, and evolving geopolitical tensions. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. The U.S. Federal Reserve has made it clear that rates must move higher and tighter policy must be sustained to restore price stability and that this will likely bring some pain to households and businesses. Against that backdrop, richly valued, interest rate–sensitive growth equities have been hit particularly hard by rising interest rates. Volatility in fixed income and currency markets has picked up, with fiscal policy missteps in the United Kingdom leading to a crisis of market confidence that ultimately resulted in the ouster of Prime Minister Liz Truss. That episode could forewarn other governments to avoid policy overreach.
There are, however, encouraging signs for the markets. China has modestly relaxed its zero-COVID policy, and cases globally, while numerous, appear to be causing fewer serious illnesses. Meanwhile, unemployment is low and global supply chain bottlenecks are easing, though lingering coronavirus restrictions in China and disruptions stemming from Russia’s invasion of Ukraine could hamper these advances. Additionally, easier Chinese monetary and regulatory policies and the record pace of corporate stock buybacks are supportive elements, albeit in an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
December 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

Portfolio Composition
Fixed Income exposure at value (v)
Fixed Income exposure (i)

Currency exposure (i)(y)
Fixed income sectors (i)
Sovereign Emerging Markets	86.6%
Government Securities Hedge (t)	4.4%
Other Government Entity-Emerging Markets Quasi Government	3.8%
Emerging Markets Corporate Bonds	3.8%
Developed Markets Corporate Bonds	0.3%

Portfolio Composition - continued
Issuer country weightings (i)(x)
Brazil	15.8%
Mexico	12.5%
China	9.2%
South Africa	8.8%
Indonesia	6.3%
Thailand	6.1%
Malaysia	6.0%
United States	5.9%
Chile	4.8%
Other Countries	24.6%
Composition including fixed income credit quality (a)(i)
AA	3.9%
A	12.4%
BBB	27.4%
BB	24.9%
B	0.9%
CC	0.1%
D	0.1%
Not Rated	29.2%
Cash & Cash Equivalents	19.9%
Other (q)	(18.8)%
Currency exposure weightings (i)(y)
Mexican Peso	11.1%
Thailand Baht	10.8%
Brazilian Real	10.7%
Indonesian Rupiah	9.9%
United States Dollar	9.5%
Malaysian Ringgit	8.9%
South African Rand	8.8%
Chinese Renminbi	6.7%
Polish Zloty	4.7%
Other Currencies	18.9%
Portfolio facts
Average Duration (d)	5.3
Average Effective Maturity (m)	8.1 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives), ETFs, and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move. The Average Duration calculation reflects the impact of the equivalent exposure of derivative positions, if any.

Portfolio Composition - continued
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(p)	For purposes of the presentation of Portfolio structure at value, Other includes equivalent exposure from currency derivatives and may be negative.
(q)	For purposes of this presentation, Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
(t)	For the purpose of managing the fund’s duration (but not its credit exposure), the fund holds futures contracts and USD swap agreements with a bond equivalent exposure of 4.1%.
(v)	For purposes of this presentation, market value of fixed income and/or equity derivatives, if any, is included in Cash & Cash Equivalents.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of October 31, 2022.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended October 31, 2022, Class A shares of the MFS Emerging Markets Debt Local Currency Fund (fund) provided a total return of -17.29%, at net asset value. This compares with a return of -20.27% for the fund’s benchmark, the JPMorgan Government Bond Index Emerging Markets Global Diversified.
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain tumult and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on corralling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed was expected to be the most hawkish developed market central bank and the European Central Bank less so, given the growth-depleting effects on Europe's economy stemming from the invasion, while the Bank of Japan remained on the monetary sidelines, leading to a dramatic weakening of the yen.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and somewhat easier prices for non-energy raw materials were supportive factors for the macroeconomic backdrop.
Factors Affecting Performance
Relative to the JPMorgan Government Bond Index Emerging Markets Global Diversified, the fund’s underweight allocation to Russian ruble-denominated bonds contributed to performance as these assets came under significant pressure following the outbreak of the war in Ukraine. Additionally, an underweight exposure to the Russian yield curve(y) strengthened relative returns. Currency allocation and hedging also benefited the fund’s relative performance, particularly its allocation to the US dollar, for which the benchmark has no exposure, and underweight allocations to both the Egyptian pound and Turkish lira.

Management Review - continued
Conversely, the fund’s overweight exposure to both the US and Mexican yield curves, and underweight exposure to the Turkish yield curve, held back relative performance. Underweight exposures to bonds denominated in Thai baht, Malaysian ringgit and Indonesian rupiah further weighed on the fund’s relative returns.
Respectfully,
Portfolio Manager(s)
Ward Brown and Matt Ryan
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 10/31/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment

Performance Summary  - continued
Total Returns through 10/31/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	9/15/11	(17.29)%	(2.53)%	(2.38)%	N/A
B	9/15/11	(17.89)%	(3.25)%	(3.11)%	N/A
C	9/15/11	(17.76)%	(3.25)%	(3.11)%	N/A
I	9/15/11	(17.15)%	(2.33)%	(2.19)%	N/A
R1	9/15/11	(17.79)%	(3.16)%	(3.05)%	N/A
R2	9/15/11	(17.47)%	(2.76)%	(2.62)%	N/A
R3	9/15/11	(17.22)%	(2.53)%	(2.35)%	N/A
R4	9/15/11	(16.98)%	(2.19)%	(2.09)%	N/A
R6	12/03/12	(16.83)%	(2.18)%	N/A	(2.17)%
Comparative benchmark(s)

JPMorgan Government Bond Index Emerging Markets Global Diversified (f)	(20.27)%	(3.54)%	(2.56)%	N/A
Average annual with sales charge

A With Initial Sales Charge (4.25%)	(20.81)%	(3.37)%	(2.81)%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	(21.05)%	(3.57)%	(3.11)%	N/A
C With CDSC (1% for 12 months) (v)	(18.55)%	(3.25)%	(3.11)%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
JPMorgan Government Bond Index Emerging Markets Global Diversified – a market capitalization weighted index that is designed to measure the performance of local currency government bonds issued in emerging markets. The index includes only the countries which give access to their capital market to foreign investors; it therefore excludes China, India, and Thailand. Individual country weights in the index are limited to 10% in order for the index to remain fully diversified.
It is not possible to invest directly in an index.

Performance Summary  - continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period,
May 1, 2022 through October 31, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/22	Ending Account Value 10/31/22	Expenses Paid During Period (p) 5/01/22-10/31/22
A	Actual	1.10%	$1,000.00	$919.87	$5.32
	Hypothetical (h)	1.10%	$1,000.00	$1,019.66	$5.60
B	Actual	1.85%	$1,000.00	$916.56	$8.94
	Hypothetical (h)	1.85%	$1,000.00	$1,015.88	$9.40
C	Actual	1.85%	$1,000.00	$916.54	$8.94
	Hypothetical (h)	1.85%	$1,000.00	$1,015.88	$9.40
I	Actual	0.85%	$1,000.00	$918.97	$4.11
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33
R1	Actual	1.85%	$1,000.00	$917.11	$8.94
	Hypothetical (h)	1.85%	$1,000.00	$1,015.88	$9.40
R2	Actual	1.35%	$1,000.00	$918.90	$6.53
	Hypothetical (h)	1.35%	$1,000.00	$1,018.40	$6.87
R3	Actual	1.10%	$1,000.00	$920.24	$5.32
	Hypothetical (h)	1.10%	$1,000.00	$1,019.66	$5.60
R4	Actual	0.85%	$1,000.00	$921.61	$4.12
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33
R6	Actual	0.76%	$1,000.00	$921.67	$3.68
	Hypothetical (h)	0.76%	$1,000.00	$1,021.37	$3.87
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Portfolio of Investments
10/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer		Shares/Par	Value ($)
Bonds – 78.9%
Bermuda – 0.3%
Government of Bermuda, 5%, 7/15/2032 (n)		$1,409,000	$1,305,489
Brazil – 10.2%
Federative Republic of Brazil, 0%, 1/01/2024	BRL	72,487,000	$12,188,453
Federative Republic of Brazil, 10%, 1/01/2025		99,537,000	18,633,295
Federative Republic of Brazil, 10%, 1/01/2027		65,169,000	11,942,408
			$42,764,156
Chile – 4.7%
AES Gener S.A., 6.35% to 4/07/2025, FLR (CMT - 5yr. + 4.917%) to 4/07/2030, FLR (CMT - 5yr. + 5.167%) to 4/07/2045, FLR (CMT - 5yr. + 5.917%) to 10/07/2079 (n)		$936,000	$760,457
Republic of Chile, 2.3%, 10/01/2028 (n)	CLP	5,215,000,000	4,354,868
Republic of Chile, 5%, 10/01/2028 (n)		6,375,000,000	6,213,243
Republic of Chile, 4.7%, 9/01/2030		6,645,000,000	6,255,168
Republic of Chile, 7%, 5/01/2034		2,040,000,000	2,234,045
			$19,817,781
China – 6.6%
China Development Bank, 3.45%, 9/20/2029	CNY	84,810,000	$12,082,585
People's Republic of China, 2.75%, 2/17/2032		59,650,000	8,189,299
Republic of China, 3.25%, 6/06/2026		53,270,000	7,535,866
			$27,807,750
Colombia – 4.1%
Empresas Publicas de Medellin E.S.P., 8.375%, 11/08/2027 (n)	COP	4,009,000,000	$576,870
Republic of Colombia, 7.5%, 8/26/2026		21,450,800,000	3,589,269
Republic of Colombia, 5.75%, 11/03/2027		76,766,000,000	11,252,008
Republic of Colombia, “B”, 7.75%, 9/18/2030		12,650,000,000	1,831,164
			$17,249,311
Czech Republic – 4.1%
Czech Republic, 2.75%, 7/23/2029	CZK	59,400,000	$1,963,768
Czech Republic, 2%, 10/13/2033		519,860,000	14,427,962
PPF Telecom Group B.V., 3.25%, 9/29/2027	EUR	1,000,000	849,401
			$17,241,131
Egypt – 0.2%
Energean PLC, 6.5%, 4/30/2027 (n)		$1,114,000	$984,197

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Guatemala – 0.6%
Banco Industrial S.A., 4.875% to 1/29/2026, FLR (CMT - 5yr. + 4.442%) to 1/29/2031 (n)		$1,064,000	$947,004
Central America Bottling Co., 5.25%, 4/27/2029 (n)		1,245,000	1,095,142
Investment Energy Resources Ltd., 6.25%, 4/26/2029 (n)		797,000	670,604
			$2,712,750
Hungary – 2.3%
Republic of Hungary, 3%, 10/27/2027	HUF	1,635,400,000	$2,715,220
Republic of Hungary, 2.25%, 4/20/2033		5,444,230,000	6,732,553
			$9,447,773
India – 0.6%
JSW Infrastructure Ltd., 4.95%, 1/21/2029 (n)		$794,000	$590,588
Shriram Transport Finance Co. Ltd., 5.1%, 7/16/2023		384,000	374,185
Shriram Transport Finance Co. Ltd., 4.4%, 3/13/2024 (n)		1,720,000	1,601,268
			$2,566,041
Indonesia – 6.2%
Medco Laurel Tree Pte. Ltd., 6.95%, 11/12/2028 (n)		$756,000	$579,872
Republic of Indonesia, 9%, 3/15/2029	IDR	36,679,000,000	2,533,890
Republic of Indonesia, 7%, 9/15/2030		115,476,000,000	7,169,618
Republic of Indonesia, 6.375%, 4/15/2032		9,995,000,000	591,152
Republic of Indonesia, 7.5%, 8/15/2032		96,643,000,000	6,154,357
Republic of Indonesia, 4.65%, 9/20/2032		$1,198,000	1,107,719
Republic of Indonesia, 7.5%, 5/15/2038	IDR	71,483,000,000	4,545,398
Republic of Indonesia, 8.375%, 4/15/2039		32,266,000,000	2,184,924
Republic of Indonesia, 7.125%, 6/15/2042		19,893,000,000	1,210,964
			$26,077,894
Israel – 0.3%
Energean Israel Finance Ltd., 4.875%, 3/30/2026		$1,250,000	$1,121,875
Malaysia – 4.2%
Government of Malaysia, 3.733%, 6/15/2028	MYR	9,985,000	$2,045,438
Government of Malaysia, 4.232%, 6/30/2031		31,439,000	6,516,206
Government of Malaysia, 3.582%, 7/15/2032		16,125,000	3,199,660
Government of Malaysia, 3.757%, 5/22/2040		10,520,000	1,920,749
Government of Malaysia, 4.065%, 6/15/2050		20,945,000	3,831,012
			$17,513,065
Mexico – 8.7%
Electricidad Firme de Mexico, 4.9%, 11/20/2026 (n)		$1,096,000	$871,354
Grupo Axo S.A.P.I. de C.V., 5.75%, 6/08/2026 (n)		764,000	606,028
Grupo Axo S.A.P.I. de C.V., 5.75%, 6/08/2026		400,000	317,292
Petroleos Mexicanos, 7.47%, 11/12/2026	MXN	10,559,900	443,534

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Mexico – continued
Red de Carreteras de Occidente SAPIB de C.V., 9%, 6/10/2028 (z)	MXN	11,784,000	$587,283
United Mexican States, 10%, 12/05/2024		23,970,000	1,204,163
United Mexican States, 5.75%, 3/05/2026		70,850,000	3,152,811
United Mexican States, 7.5%, 6/03/2027		54,300,000	2,507,511
United Mexican States, 8.5%, 5/31/2029		261,270,000	12,341,413
United Mexican States, 7.75%, 5/29/2031		149,500,000	6,641,351
United Mexican States, 8%, 11/07/2047		194,800,000	8,044,670
			$36,717,410
Peru – 3.4%
Banco de Credito del Peru, 4.65%, 9/17/2024 (z)	PEN	10,403,000	$2,423,888
Peru LNG, 5.375%, 3/22/2030		$1,360,000	1,069,368
Republic of Peru, 6.95%, 8/12/2031	PEN	17,840,000	4,114,598
Republic of Peru, 6.9%, 8/12/2037		27,002,000	5,814,348
San Miguel Industrias PET S.A., 3.5%, 8/02/2028 (n)		$945,000	756,418
			$14,178,620
Poland – 4.7%
Can-Pack S.A./Eastern PA Land Investment Holding LLC, 3.875%, 11/15/2029 (n)		$1,113,000	$883,444
Republic of Poland, 2.75%, 4/25/2028	PLN	5,206,000	833,117
Republic of Poland, 1.25%, 10/25/2030		49,103,000	6,136,409
Republic of Poland, 1.75%, 4/25/2032		91,788,000	11,105,077
Synthos S.A., 2.5%, 6/07/2028 (n)	EUR	921,000	683,453
			$19,641,500
Romania – 2.4%
Republic of Romania, 4.75%, 2/24/2025	RON	56,000,000	$10,267,512
Russia – 0.5%
Russian Federation, 7.75%, 9/16/2026 (a)(u)	RUB	354,632,000	$2,036,062
South Africa – 8.6%
Eskom Holdings SOC Ltd. (Republic of South Africa), 7.85%, 4/02/2026	ZAR	36,000,000	$1,843,025
Republic of South Africa, 10.5%, 12/21/2026		18,488,000	1,049,671
Republic of South Africa, 8%, 1/31/2030		331,754,000	15,485,315
Republic of South Africa, 7%, 2/28/2031		78,800,000	3,322,094
Republic of South Africa, 8.875%, 2/28/2035		123,727,000	5,488,276
Republic of South Africa, 9%, 1/31/2040		182,916,000	7,837,941
Transnet SOC Ltd. (Republic of South Africa), 13.5%, 4/18/2028		14,800,000	885,200
			$35,911,522

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Sri Lanka – 0.1%
Republic of Sri Lanka, 6.75%, 4/18/2028 (a)		$1,400,000	$308,441
Republic of Sri Lanka, 7.85%, 3/14/2029 (a)(n)		972,000	215,124
			$523,565
Thailand – 4.9%
Kingdom of Thailand, 3.775%, 6/25/2032	THB	461,410,000	$12,660,367
Kingdom of Thailand, 1.6%, 6/17/2035		100,242,000	2,092,710
Kingdom of Thailand, 3.3%, 6/17/2038		84,884,000	2,085,603
Kingdom of Thailand, 2%, 6/17/2042		192,332,000	3,713,518
			$20,552,198
Uruguay – 1.2%
Oriental Republic of Uruguay, 8.5%, 3/15/2028	UYU	218,912,000	$4,755,178
Oriental Republic of Uruguay, 8.25%, 5/21/2031		6,802,000	138,616
			$4,893,794
Total Bonds (Identified Cost, $397,493,832)			$331,331,396
Investment Companies (h) – 18.1%
Money Market Funds – 18.1%
MFS Institutional Money Market Portfolio, 3.02% (v) (Identified Cost, $75,800,369)		75,804,189	$75,804,189

Other Assets, Less Liabilities – 3.0%			12,614,086
Net Assets – 100.0%			$419,749,671

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $75,804,189 and $331,331,396, respectively.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $23,695,423, representing 5.6% of net assets.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Portfolio of Investments – continued
Restricted Securities	Acquisition Date	Cost	Value
Banco de Credito del Peru, 4.65%, 9/17/2024	9/12/19	$3,112,248	$2,423,888
Red de Carreteras de Occidente SAPIB de C.V., 9%, 6/10/2028	12/10/14	798,478	587,283
Total Restricted Securities			$3,011,171
% of Net assets			0.7%

The following abbreviations are used in this report and are defined:
BZDIOVRA	Brazil Interbank Deposit Rate
CMT	Constant Maturity Treasury
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
KLIBOR	Kuala Lumpur Interbank Offered Rate
THBFIX	Thai Baht Floating Rate Fixed
TIIE	Interbank Equilibrium Interest Rate
USA-CPI-U	Consumer Price Index - Urban Consumers

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNH	Chinese Yuan Renminbi (Offshore)
CNY	China Yuan Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Portfolio of Investments – continued
Derivative Contracts at 10/31/22
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
BRL	35,289,000	USD	6,682,890	Banco Santander S.A.	11/03/2022	$148,782
BRL	10,079,411	USD	1,862,779	Citibank N.A.	11/03/2022	88,516
BRL	10,077,356	USD	1,906,925	Goldman Sachs International	11/03/2022	43,971
BRL	17,048,531	USD	3,152,815	JPMorgan Chase Bank N.A.	2/02/2023	84,269
BRL	47,866,724	USD	9,107,769	JPMorgan Chase Bank N.A.	11/03/2022	158,850
CZK	10,700,097	USD	423,221	Brown Brothers Harriman	1/20/2023	6,763
EUR	4,927,532	USD	4,851,583	Morgan Stanley Capital Services, Inc.	1/20/2023	50,565
HUF	713,706,084	USD	1,653,378	Goldman Sachs International	1/20/2023	30,345
HUF	95,190,536	USD	218,003	UBS AG	1/20/2023	6,564
KRW	9,047,705,473	USD	6,332,824	Citibank N.A.	11/07/2022	18,544
MXN	242,085,794	USD	11,894,377	BNP Paribas S.A.	1/20/2023	152,312
MYR	2,149,187	USD	454,402	Barclays Bank PLC	11/28/2022	531
PLN	3,256,126	USD	652,426	HSBC Bank	1/20/2023	19,666
RON	23,002,895	USD	4,519,810	JPMorgan Chase Bank N.A.	1/20/2023	74,870
SGD	12,007,876	USD	8,431,729	State Street Bank Corp.	1/20/2023	56,162
TRY	65,842,279	USD	3,253,560	Goldman Sachs International	1/20/2023	66,482
USD	2,443,576	CNH	17,500,649	JPMorgan Chase Bank N.A.	1/20/2023	46,595
USD	414,906	CNH	2,969,387	State Street Bank Corp.	1/20/2023	8,203
USD	5,145,305	COP	25,326,219,135	Goldman Sachs International	11/25/2022	38,092
USD	811,319	IDR	12,423,975,376	Barclays Bank PLC	11/09/2022	14,865
USD	4,376,671	KRW	5,734,104,311	Barclays Bank PLC	11/07/2022	351,406
USD	2,560,347	KRW	3,313,601,162	Citibank N.A.	11/07/2022	234,243
USD	2,984,624	MYR	13,452,766	Barclays Bank PLC	11/28/2022	136,981
USD	5,014,021	PEN	19,861,538	Citibank N.A.	11/07/2022	29,294
USD	8,916,327	TWD	274,280,218	Merrill Lynch International	11/08/2022	401,017
USD	236,777	ZAR	4,350,885	Citibank N.A.	1/20/2023	1,312
						$2,269,200
Liability Derivatives
CLP	276,405,093	USD	296,299	Morgan Stanley Capital Services, Inc.	11/08/2022	$(3,504)
CNH	29,569,000	USD	4,093,813	Barclays Bank PLC	1/20/2023	(43,887)
CZK	23,156,260	USD	931,370	Goldman Sachs International	1/20/2023	(836)
EUR	1,854,634	USD	1,871,552	HSBC Bank	1/20/2023	(26,472)
IDR	252,132,283,568	USD	16,865,723	Barclays Bank PLC	11/09/2022	(702,465)
IDR	32,343,268,670	USD	2,123,098	JPMorgan Chase Bank N.A.	11/09/2022	(49,692)
MYR	104,971,840	USD	23,485,136	Barclays Bank PLC	11/28/2022	(1,264,998)
PEN	3,147,206	USD	809,050	Banco Santander S.A.	11/07/2022	(19,184)

Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
PEN	1,293,324	USD	332,120	Goldman Sachs International	11/07/2022	$(7,529)
PHP	28,667,590	USD	503,444	Citibank N.A.	11/22/2022	(8,896)
PLN	3,931,427	USD	817,268	HSBC Bank	1/20/2023	(5,788)
SGD	2,909,364	USD	2,072,582	Citibank N.A.	1/20/2023	(16,068)
SGD	2,584,549	USD	1,835,930	HSBC Bank	1/20/2023	(9,015)
THB	973,376,499	USD	26,028,654	JPMorgan Chase Bank N.A.	1/11/2023	(286,126)
USD	8,133,809	AUD	13,047,286	State Street Bank Corp.	1/20/2023	(234,381)
USD	6,712,764	BRL	35,289,000	Banco Santander S.A.	11/03/2022	(118,908)
USD	1,306,644	BRL	6,998,060	Citibank N.A.	2/02/2023	(22,110)
USD	1,917,331	BRL	10,079,411	Citibank N.A.	11/03/2022	(33,963)
USD	1,871,172	BRL	10,077,356	Goldman Sachs International	11/03/2022	(79,725)
USD	9,074,488	BRL	47,866,723	JPMorgan Chase Bank N.A.	11/03/2022	(192,132)
USD	7,410,861	CAD	10,187,736	Morgan Stanley Capital Services, Inc.	1/20/2023	(75,342)
USD	2,122,654	CLP	2,108,857,000	Barclays Bank PLC	11/08/2022	(111,245)
USD	4,804,647	CLP	4,608,669,701	Citibank N.A.	11/08/2022	(77,289)
USD	214,012	CZK	5,373,837	Deutsche Bank AG	1/20/2023	(1,936)
USD	664,530	IDR	10,396,435,080	Citibank N.A.	11/09/2022	(1,947)
USD	6,348,911	KRW	9,047,705,473	Citibank N.A.	2/02/2023	(20,694)
USD	693,584	MXN	13,957,280	Goldman Sachs International	1/20/2023	(959)
USD	410,967	RON	2,086,315	Goldman Sachs International	1/20/2023	(5,760)
USD	867,841	RON	4,423,934	Morgan Stanley Capital Services, Inc.	1/20/2023	(15,811)
USD	658,406	THB	24,914,094	JPMorgan Chase Bank N.A.	1/11/2023	(487)
						$(3,437,149)

Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
Euro-Bund 10 yr	Short	EUR	19	$2,599,452	December – 2022	$49,384
Liability Derivatives
Interest Rate Futures
U.S. Treasury Ultra Note 10 yr	Long	USD	110	$12,758,281	December – 2022	$(1,042,782)

Portfolio of Investments – continued
Cleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives
Interest Rate Swaps
3/16/27	CNY	30,000,000	centrally cleared	2.43% / Quarterly	1 week CNY-Fixing Repo / Quarterly	$16,579	$—	$16,579
4/13/32	USD	2,916,000	centrally cleared	3.116% / At Maturity	USA-CPI-U / At Maturity	11,630	—	11,630
						$28,209	$—	$28,209
Liability Derivatives
Interest Rate Swaps
1/02/24	BRL	26,455,000	centrally cleared	7.24% / At Maturity	Daily BZDIOVRA / Daily	$(424,791)	$—	$(424,791)
1/02/24	BRL	30,350,000	centrally cleared	11.545% / At Maturity	Daily BZDIOVRA / Daily	(107,158)	—	(107,158)
1/02/24	BRL	38,149,000	centrally cleared	12.09% / At Maturity	Daily BZDIOVRA / Daily	(85,330)	—	(85,330)
1/02/24	BRL	51,356,000	centrally cleared	12.045% / At Maturity	Daily BZDIOVRA / Daily	(121,155)	—	(121,155)
8/17/27	CNY	48,000,000	centrally cleared	2.26% / Quarterly	1 week CNY-Fixing Repo / Quarterly	(34,690)	—	(34,690)
3/28/25	MXN	36,098,000	centrally cleared	6.24% / 28 Days	28 day TIIE / 28 days	(143,903)	—	(143,903)
4/09/25	MXN	144,884,000	centrally cleared	6.27% / 28 Days	28 day TIIE / 28 days	(568,505)	—	(568,505)
4/11/25	MXN	73,866,000	centrally cleared	5.98% / 28 Days	28 day TIIE / 28 days	(313,061)	—	(313,061)
6/18/27	MXN	52,000,000	centrally cleared	8.98% / 28 Days	28 day TIIE / 28 days	(34,046)	—	(34,046)
7/27/32	THB	200,000,000	centrally cleared	2.47% / Quarterly	6-Month THBFIX / Semi-annually	(276,800)	—	(276,800)
5/12/32	USD	4,177,000	centrally cleared	2.921% / At Maturity	USA-CPI-U / At Maturity	(34,358)	—	(34,358)
						$(2,143,797)	$—	$(2,143,797)

Portfolio of Investments – continued
Uncleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Liability Derivatives
Interest Rate Swaps
7/07/27	MYR	36,564,000	JPMorgan Chase Bank N.A.	3.65% / Quarterly	3-Month KLIBOR / Quarterly	$(168,829)	$—	$(168,829)
At October 31, 2022, the fund had cash collateral of $2,720,473 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 10/31/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $397,493,832)	$331,331,396
Investments in affiliated issuers, at value (identified cost, $75,800,369)	75,804,189
Cash	1,448,559
Foreign currency, at value (identified cost, $7,627)	7,498
Restricted cash for
Forward foreign currency exchange contracts	1,240,000
Deposits with brokers for
Cleared swaps	1,067,057
Futures contracts	413,416
Receivables for
Net daily variation margin on open cleared swap agreements	4,273
Forward foreign currency exchange contracts	2,269,200
Fund shares sold	3,409,229
Interest	6,802,989
Receivable from investment adviser	95,848
Other assets	2,028
Total assets	$423,895,682
Liabilities
Payables for
Distributions	$15,008
Forward foreign currency exchange contracts	3,437,149
Net daily variation margin on open futures contracts	53,787
Fund shares reacquired	22,588
Uncleared swaps, at value	168,829
Payable to affiliates
Administrative services fee	786
Shareholder servicing costs	20,789
Distribution and service fees	195
Payable for independent Trustees' compensation	13
Deferred country tax expense payable	116,545
Accrued expenses and other liabilities	310,322
Total liabilities	$4,146,011
Net assets	$419,749,671

Statement of Assets and Liabilities – continued
Net assets consist of
Paid-in capital	$542,760,946
Total distributable earnings (loss)	(123,011,275)
Net assets	$419,749,671
Shares of beneficial interest outstanding	85,647,634

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$3,397,611	693,140	$4.90
Class B	79,836	16,269	4.91
Class C	732,532	149,405	4.90
Class I	49,752,907	10,194,410	4.88
Class R1	59,346	12,025	4.93
Class R2	49,600	10,109	4.91
Class R3	123,160	25,045	4.92
Class R4	109,058	22,128	4.93
Class R6	365,445,621	74,525,103	4.90

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $5.12 [100 / 95.75 x $4.90]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 10/31/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$24,777,346
Dividends from affiliated issuers	501,803
Other	2,922
Foreign taxes withheld	(368,000)
Total investment income	$24,914,071
Expenses
Management fee	$3,313,060
Distribution and service fees	19,326
Shareholder servicing costs	50,999
Administrative services fee	76,890
Independent Trustees' compensation	8,419
Custodian fee	285,116
Shareholder communications	22,814
Audit and tax fees	86,915
Legal fees	1,869
Miscellaneous	264,850
Total expenses	$4,130,258
Reduction of expenses by investment adviser	(729,499)
Net expenses	$3,400,759
Net investment income (loss)	$21,513,312

Statement of Operations – continued
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $60,643 country tax)	$(36,566,621)
Affiliated issuers	(3,911)
Futures contracts	868,326
Swap agreements	(2,011,462)
Forward foreign currency exchange contracts	(7,952,272)
Foreign currency	(1,145,024)
Net realized gain (loss)	$(46,810,964)
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $198,702 decrease in deferred country tax)	$(52,563,689)
Affiliated issuers	3,820
Futures contracts	(1,341,426)
Swap agreements	(627,404)
Forward foreign currency exchange contracts	(1,434,415)
Translation of assets and liabilities in foreign currencies	(166,726)
Net unrealized gain (loss)	$(56,129,840)
Net realized and unrealized gain (loss)	$(102,940,804)
Change in net assets from operations	$(81,427,492)
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	10/31/22	10/31/21
Change in net assets
From operations
Net investment income (loss)	$21,513,312	$17,922,639
Net realized gain (loss)	(46,810,964)	2,079,495
Net unrealized gain (loss)	(56,129,840)	(14,653,218)
Change in net assets from operations	$(81,427,492)	$5,348,916
Distributions to shareholders	$(8,055,668)	$(18,004,163)
Tax return of capital distributions to shareholders	$(13,366,391)	$—
Change in net assets from fund share transactions	$74,597,679	$95,410,769
Total change in net assets	$(28,251,872)	$82,755,522
Net assets
At beginning of period	448,001,543	365,246,021
At end of period	$419,749,671	$448,001,543
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$6.20	$6.34	$6.94	$6.20	$6.99
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.26	$0.27	$0.33	$0.34
Net realized and unrealized gain (loss)	(1.30)	(0.14)	(0.59)	0.72	(0.78)
Total from investment operations	$(1.05)	$0.12	$(0.32)	$1.05	$(0.44)
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.26)	$(0.14)	$(0.18)	$(0.15)
From tax return of capital	(0.16)	—	(0.14)	(0.13)	(0.20)
Total distributions declared to shareholders	$(0.25)	$(0.26)	$(0.28)	$(0.31)	$(0.35)
Net asset value, end of period (x)	$4.90	$6.20	$6.34	$6.94	$6.20
Total return (%) (r)(s)(t)(x)	(17.29)	1.75	(4.54)	17.31	(6.65)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.27	1.36	1.44	1.40	1.44
Expenses after expense reductions	1.10	1.10	1.10	1.10	1.11
Net investment income (loss)	4.54	3.90	4.22	5.00	4.89
Portfolio turnover	64	82	78	136	95
Net assets at end of period (000 omitted)	$3,398	$3,934	$1,916	$2,350	$2,056
See Notes to Financial Statements

Financial Highlights – continued
Class B	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$6.20	$6.35	$6.95	$6.20	$7.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.21	$0.23	$0.28	$0.29
Net realized and unrealized gain (loss)	(1.29)	(0.15)	(0.60)	0.73	(0.79)
Total from investment operations	$(1.08)	$0.06	$(0.37)	$1.01	$(0.50)
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.21)	$(0.12)	$(0.15)	$(0.13)
From tax return of capital	(0.13)	—	(0.11)	(0.11)	(0.17)
Total distributions declared to shareholders	$(0.21)	$(0.21)	$(0.23)	$(0.26)	$(0.30)
Net asset value, end of period (x)	$4.91	$6.20	$6.35	$6.95	$6.20
Total return (%) (r)(s)(t)(x)	(17.76)	0.83	(5.25)	16.62	(7.48)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	2.02	2.11	2.19	2.15	2.19
Expenses after expense reductions	1.85	1.85	1.85	1.85	1.86
Net investment income (loss)	3.78	3.20	3.48	4.28	4.17
Portfolio turnover	64	82	78	136	95
Net assets at end of period (000 omitted)	$80	$101	$113	$131	$115

Class C	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$6.20	$6.34	$6.94	$6.20	$7.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.21	$0.22	$0.28	$0.28
Net realized and unrealized gain (loss)	(1.30)	(0.14)	(0.59)	0.72	(0.78)
Total from investment operations	$(1.09)	$0.07	$(0.37)	$1.00	$(0.50)
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.21)	$(0.12)	$(0.15)	$(0.13)
From tax return of capital	(0.13)	—	(0.11)	(0.11)	(0.17)
Total distributions declared to shareholders	$(0.21)	$(0.21)	$(0.23)	$(0.26)	$(0.30)
Net asset value, end of period (x)	$4.90	$6.20	$6.34	$6.94	$6.20
Total return (%) (r)(s)(t)(x)	(17.93)	0.99	(5.26)	16.45	(7.48)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	2.02	2.11	2.19	2.15	2.19
Expenses after expense reductions	1.85	1.85	1.85	1.85	1.86
Net investment income (loss)	3.78	3.19	3.46	4.18	4.12
Portfolio turnover	64	82	78	136	95
Net assets at end of period (000 omitted)	$733	$1,003	$1,093	$1,268	$563
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$6.18	$6.32	$6.92	$6.18	$6.98
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.27	$0.29	$0.35	$0.34
Net realized and unrealized gain (loss)	(1.29)	(0.13)	(0.59)	0.72	(0.77)
Total from investment operations	$(1.03)	$0.14	$(0.30)	$1.07	$(0.43)
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.28)	$(0.15)	$(0.19)	$(0.15)
From tax return of capital	(0.17)	—	(0.15)	(0.14)	(0.22)
Total distributions declared to shareholders	$(0.27)	$(0.28)	$(0.30)	$(0.33)	$(0.37)
Net asset value, end of period (x)	$4.88	$6.18	$6.32	$6.92	$6.18
Total return (%) (r)(s)(t)(x)	(17.15)	2.00	(4.33)	17.64	(6.58)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.04	1.11	1.18	1.15	1.19
Expenses after expense reductions	0.85	0.85	0.85	0.85	0.86
Net investment income (loss)	4.84	4.18	4.48	5.21	5.04
Portfolio turnover	64	82	78	136	95
Net assets at end of period (000 omitted)	$49,753	$13,991	$15,055	$24,544	$13,417

Class R1	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$6.24	$6.35	$6.95	$6.21	$7.01
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.19	$0.22	$0.29	$0.29
Net realized and unrealized gain (loss)	(1.31)	(0.09)(g)	(0.59)	0.72	(0.79)
Total from investment operations	$(1.10)	$0.10	$(0.37)	$1.01	$(0.50)
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.21)	$(0.12)	$(0.16)	$(0.13)
From tax return of capital	(0.13)	—	(0.11)	(0.11)	(0.17)
Total distributions declared to shareholders	$(0.21)	$(0.21)	$(0.23)	$(0.27)	$(0.30)
Net asset value, end of period (x)	$4.93	$6.24	$6.35	$6.95	$6.21
Total return (%) (r)(s)(t)(x)	(17.95)	1.47	(5.25)	16.43	(7.46)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	2.02	2.09	2.18	2.15	2.19
Expenses after expense reductions	1.85	1.85	1.85	1.85	1.86
Net investment income (loss)	3.79	2.91	3.47	4.29	4.15
Portfolio turnover	64	82	78	136	95
Net assets at end of period (000 omitted)	$59	$58	$58	$61	$52
See Notes to Financial Statements

Financial Highlights – continued
Class R2	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$6.21	$6.35	$6.95	$6.20	$7.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.24	$0.26	$0.32	$0.32
Net realized and unrealized gain (loss)	(1.30)	(0.14)	(0.59)	0.73	(0.78)
Total from investment operations	$(1.06)	$0.10	$(0.33)	$1.05	$(0.46)
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.24)	$(0.14)	$(0.18)	$(0.14)
From tax return of capital	(0.15)	—	(0.13)	(0.12)	(0.20)
Total distributions declared to shareholders	$(0.24)	$(0.24)	$(0.27)	$(0.30)	$(0.34)
Net asset value, end of period (x)	$4.91	$6.21	$6.35	$6.95	$6.20
Total return (%) (r)(s)(t)(x)	(17.47)	1.50	(4.77)	17.19	(7.01)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.52	1.61	1.68	1.65	1.69
Expenses after expense reductions	1.35	1.35	1.35	1.35	1.36
Net investment income (loss)	4.29	3.70	3.97	4.79	4.65
Portfolio turnover	64	82	78	136	95
Net assets at end of period (000 omitted)	$50	$60	$59	$62	$53

Class R3	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$6.22	$6.36	$6.96	$6.22	$7.01
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.26	$0.27	$0.33	$0.32
Net realized and unrealized gain (loss)	(1.30)	(0.14)	(0.59)	0.72	(0.76)
Total from investment operations	$(1.05)	$0.12	$(0.32)	$1.05	$(0.44)
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.26)	$(0.14)	$(0.18)	$(0.15)
From tax return of capital	(0.16)	—	(0.14)	(0.13)	(0.20)
Total distributions declared to shareholders	$(0.25)	$(0.26)	$(0.28)	$(0.31)	$(0.35)
Net asset value, end of period (x)	$4.92	$6.22	$6.36	$6.96	$6.22
Total return (%) (r)(s)(t)(x)	(17.22)	1.76	(4.52)	17.27	(6.61)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.27	1.37	1.44	1.40	1.44
Expenses after expense reductions	1.10	1.10	1.10	1.10	1.11
Net investment income (loss)	4.55	3.96	4.21	5.01	4.75
Portfolio turnover	64	82	78	136	95
Net assets at end of period (000 omitted)	$123	$132	$275	$211	$155
See Notes to Financial Statements

Financial Highlights – continued
Class R4	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$6.23	$6.38	$6.98	$6.23	$7.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.28	$0.29	$0.35	$0.38
Net realized and unrealized gain (loss)	(1.30)	(0.15)	(0.59)	0.73	(0.78)
Total from investment operations	$(1.03)	$0.13	$(0.30)	$1.08	$(0.40)
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.28)	$(0.15)	$(0.19)	$(0.15)
From tax return of capital	(0.17)	—	(0.15)	(0.14)	(0.22)
Total distributions declared to shareholders	$(0.27)	$(0.28)	$(0.30)	$(0.33)	$(0.37)
Net asset value, end of period (x)	$4.93	$6.23	$6.38	$6.98	$6.23
Total return (%) (r)(s)(t)(x)	(16.98)	1.86	(4.25)	17.71	(6.10)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.02	1.11	1.19	1.15	1.22
Expenses after expense reductions	0.85	0.85	0.85	0.85	0.85
Net investment income (loss)	4.79	4.19	4.42	5.29	5.45
Portfolio turnover	64	82	78	136	95
Net assets at end of period (000 omitted)	$109	$127	$122	$64	$54

Class R6	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$6.20	$6.34	$6.94	$6.20	$7.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.28	$0.30	$0.36	$0.36
Net realized and unrealized gain (loss)	(1.30)	(0.14)	(0.59)	0.72	(0.78)
Total from investment operations	$(1.03)	$0.14	$(0.29)	$1.08	$(0.42)
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.28)	$(0.16)	$(0.20)	$(0.16)
From tax return of capital	(0.17)	—	(0.15)	(0.14)	(0.22)
Total distributions declared to shareholders	$(0.27)	$(0.28)	$(0.31)	$(0.34)	$(0.38)
Net asset value, end of period (x)	$4.90	$6.20	$6.34	$6.94	$6.20
Total return (%) (r)(s)(t)(x)	(17.00)	2.10	(4.20)	17.69	(6.45)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.92	1.02	1.08	1.08	1.11
Expenses after expense reductions	0.76	0.76	0.74	0.78	0.77
Net investment income (loss)	4.88	4.28	4.57	5.37	5.23
Portfolio turnover	64	82	78	136	95
Net assets at end of period (000 omitted)	$365,446	$428,596	$346,556	$317,272	$298,538

See Notes to Financial Statements

Financial Highlights – continued
(d)	Per share data is based on average shares outstanding.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Emerging Markets Debt Local Currency Fund (the fund) is a non-diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Notes to Financial Statements  - continued
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.
Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service.
Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other

Notes to Financial Statements  - continued
market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency exchange contracts, and swap agreements. The following is a summary of the levels used as of October 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Non - U.S. Sovereign Debt	$—	$311,522,215	$2,036,062	$313,558,277
Foreign Bonds	—	17,773,119	—	17,773,119
Mutual Funds	75,804,189	—	—	75,804,189
Total	$75,804,189	$329,295,334	$2,036,062	$407,135,585
Other Financial Instruments
Futures Contracts – Assets	$49,384	$—	$—	$49,384
Futures Contracts – Liabilities	(1,042,782)	—	—	(1,042,782)
Forward Foreign Currency Exchange Contracts – Assets	—	2,269,200	—	2,269,200
Forward Foreign Currency Exchange Contracts – Liabilities	—	(3,437,149)	—	(3,437,149)
Swap Agreements – Assets	—	28,209	—	28,209
Swap Agreements – Liabilities	—	(2,312,626)	—	(2,312,626)

Notes to Financial Statements  - continued
For further information regarding security characteristics, see the Portfolio of Investments.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Fixed Income Securities
Balance as of 10/31/21	$—
Transfers into level 3	$2,036,062
Balance as of 10/31/22	$2,036,062
At October 31, 2022, the fund held one level 3 security.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were purchased put options, futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2022 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$49,384	$(1,042,782)
Interest Rate	Cleared Swap Agreements	28,209	(2,143,797)
Interest Rate	Uncleared Swap Agreements	—	(168,829)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	2,269,200	(3,437,149)
Total		$2,346,793	$(6,792,557)
(a)	Values presented in this table for futures contracts and cleared swap agreements correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts and cleared swap agreements is reported separately within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$868,326	$(2,011,462)	$—	$—
Foreign Exchange	—	—	(7,952,272)	(45,200)
Total	$868,326	$(2,011,462)	$(7,952,272)	$(45,200)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended October 31, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts
Interest Rate	$(1,341,426)	$(627,404)	$—
Foreign Exchange	—	—	(1,434,415)
Total	$(1,341,426)	$(627,404)	$(1,434,415)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments

Notes to Financial Statements  - continued
across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
The following table presents the fund's derivative assets and liabilities (by type) on a gross basis as of October 31, 2022:
Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$—	$(53,787)
Uncleared Swaps, at value	—	(168,829)
Cleared Swap Agreements (a)	4,273	—
Forward Foreign Currency Exchange Contracts	2,269,200	(3,437,149)
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$2,273,473	$(3,659,765)
Less: Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	94,868	(329,443)
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$2,178,605	$(3,330,322)
(a)	The amount presented here represents the fund's current day net variation margin for futures contracts and for cleared swap agreements. This amount, which is recognized within the Statement of Assets and Liabilities, differs from the fair value of the futures contracts and cleared swap agreements which is presented in the tables that follow the Portfolio of Investments.

Notes to Financial Statements  - continued
The following table presents (by counterparty) the fund's derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at October 31, 2022:
		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Banco Santander S.A.	$148,782	$(138,092)	$—	$—	$10,690
Barclays Bank PLC	503,783	(503,783)	—	—	—
BNP Paribas S.A.	152,312	—	—	—	152,312
Brown Brothers Harriman	6,763	—	—	—	6,763
Citibank N.A.	371,909	(180,967)	—	(190,942)	—
Goldman Sachs International	178,890	(94,809)	—	—	84,081
JPMorgan Chase Bank N.A.	364,584	(364,584)	—	—	—
Merrill Lynch International	401,017	—	—	(240,000)	161,017
Morgan Stanley Capital Services, Inc.	50,565	(50,565)	—	—	—
Total	$2,178,605	$(1,332,800)	$—	$(430,942)	$414,863

Notes to Financial Statements  - continued
The following table presents (by counterparty) the fund's derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at October 31, 2022:
		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Banco Santander S.A.	$(138,092)	$138,092	$—	$—	$—
Barclays Bank PLC	(2,122,595)	503,783	—	1,200,000	(418,812)
Citibank N.A.	(180,967)	180,967	—	—	—
Deutsche Bank AG	(1,936)	—	—	—	(1,936)
Goldman Sachs International	(94,809)	94,809	—	—	—
JPMorgan Chase Bank N.A.	(697,266)	364,584	—	—	(332,682)
Morgan Stanley Capital Services, Inc.	(94,657)	50,565	—	40,000	(4,092)
Total	$(3,330,322)	$1,332,800	$—	$1,240,000	$(757,522)
(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the excess collateral (received)/pledged is not shown for purposes of this presentation.
Purchased Options — The fund purchased put options for a premium. Purchased put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund's exposure to an underlying instrument.
The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.
Whether or not the option is exercised, the fund's maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the

Notes to Financial Statements  - continued
fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master

Notes to Financial Statements  - continued
Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Swap Agreements — The fund entered into swap agreements which generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”).
Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.
For both cleared and uncleared swaps, premiums paid or received at the inception of the agreements are amortized over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. The periodic exchange of net cash payments, as well as any liquidation payment received or made upon early termination, are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.
Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement (“ISDA”) between the fund and the counterparty and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA. The fund's counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.
The fund entered into interest rate swap agreements in order to manage its exposure to interest or foreign exchange rate fluctuations. Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business,

Notes to Financial Statements  - continued
the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and derivative transactions.

Notes to Financial Statements  - continued
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 10/31/22	Year ended 10/31/21
Ordinary income (including any short-term capital gains)	$8,055,668	$18,004,163
Tax return of capital (b)	13,366,391	—
Total distributions	$21,422,059	$18,004,163

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 10/31/22
Cost of investments	$478,128,756
Gross appreciation	1,178,899
Gross depreciation	(76,617,834)
Net unrealized appreciation (depreciation)	$(75,438,935)
Capital loss carryforwards	(45,858,335)
Other temporary differences	(1,714,005)
Total distributable earnings (loss)	$(123,011,275)
As of October 31, 2022, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(25,751,922)
Long-Term	(20,106,413)
Total	$(45,858,335)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund's realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to

Notes to Financial Statements  - continued
Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	From net investment income		From tax return of capital
	Year ended 10/31/22	Year ended 10/31/21	Year ended 10/31/22	Year ended 10/31/21
Class A	$57,162	$137,523	$94,847	$—
Class B	1,374	3,462	2,279	—
Class C	12,337	34,265	20,471	—
Class I	515,196	655,445	854,841	—
Class R1	789	4,291	1,308	—
Class R2	886	2,314	1,469	—
Class R3	2,144	7,725	3,557	—
Class R4	2,100	5,428	3,485	—
Class R6	7,463,680	17,153,710	12,384,134	—
Total	$8,055,668	$18,004,163	$13,366,391	$—
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until February 29, 2024. For the year ended October 31, 2022, this management fee reduction amounted to $61,910, which is included in the reduction of total expenses in the Statement of Operations.
The management fee incurred for the year ended October 31, 2022 was equivalent to an annual effective rate of 0.74% of the fund's average daily net assets.
For the period from November 1, 2021 through July 31, 2022, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing

Notes to Financial Statements  - continued
agreement expenses), and investment-related expenses, such that total fund operating expenses did not exceed the following rates annually of each class’s average daily net assets:
				Classes
A	B	C	I	R1	R2	R3	R4	R6
1.10%	1.85%	1.85%	0.85%	1.85%	1.35%	1.10%	0.85%	0.84%
This written agreement terminated on July 31, 2022. For the period from November 1, 2021 through July 31, 2022, this reduction amounted to $404,399 which is included in the reduction of total expenses in the Statement of Operations.
Effective August 1, 2022, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
				Classes
A	B	C	I	R1	R2	R3	R4	R6
1.10%	1.85%	1.85%	0.85%	1.85%	1.35%	1.10%	0.85%	0.78%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 29, 2024. For the period from August 1, 2022 through October 31, 2022, this reduction amounted to $263,190, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $54 for the year ended October 31, 2022, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 8,475
Class B	0.75%	0.25%	1.00%	1.00%	966
Class C	0.75%	0.25%	1.00%	1.00%	8,728
Class R1	0.75%	0.25%	1.00%	1.00%	565
Class R2	0.25%	0.25%	0.50%	0.50%	276
Class R3	—	0.25%	0.25%	0.25%	316
Total Distribution and Service Fees					$19,326
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. There were no service fee rebates for the year ended October 31, 2022.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2022, were as follows:
Amount
Class A	$42
Class B	—
Class C	—
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended October 31, 2022, the fee was $3,334, which equated to 0.0008% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $47,665.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these

Notes to Financial Statements  - continued
services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2022 was equivalent to an annual effective rate of 0.0174% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
On August 3, 2022, MFS redeemed 30 shares each of class I and R6 for an aggregate amount of $314 and purchased 2,273 shares of Class R1 for an aggregate amount of $12,000.
At October 31, 2022, MFS held 100% of the outstanding shares of Class R1 and Class R2, and approximately 60% of the outstanding shares of Class B.
(4) Portfolio Securities
For the year ended October 31, 2022, purchases and sales of investments, other than purchased options with an expiration date of less than one year from the time of purchase, and short-term obligations, aggregated $290,402,625 and $244,612,607, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 10/31/22		Year ended 10/31/21
	Shares	Amount	Shares	Amount
Shares sold
Class A	278,538	$1,503,005	453,180	$2,994,670
Class B	1,442	8,855	121	798
Class C	12,555	70,391	30,060	195,745
Class I	11,642,489	64,181,221	1,014,962	6,794,608
Class R1	2,272	12,000	171,074	1,110,268
Class R3	3,347	18,577	3,906	25,883
Class R4	807	4,034	583	3,746
Class R6	9,356,291	53,178,449	14,360,263	93,782,862
	21,297,741	$118,976,532	16,034,149	$104,908,580

Notes to Financial Statements  - continued
	Year ended 10/31/22		Year ended 10/31/21
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	26,525	$146,587	20,233	$131,847
Class B	447	2,473	339	2,218
Class C	5,894	32,759	5,230	34,248
Class I	257,662	1,364,783	99,893	651,852
Class R1	377	2,097	528	3,444
Class R2	424	2,355	353	2,314
Class R3	1,029	5,699	1,175	7,725
Class R4	1,003	5,585	825	5,428
Class R6	3,539,095	19,622,181	2,601,735	17,009,036
	3,832,456	$21,184,519	2,730,311	$17,848,112
Shares reacquired
Class A	(246,801)	$(1,388,684)	(140,843)	$(927,304)
Class B	(1,963)	(10,137)	(1,917)	(12,963)
Class C	(30,729)	(169,441)	(45,997)	(305,227)
Class I	(3,969,604)	(22,497,648)	(1,233,461)	(8,159,930)
Class R1	—	—	(171,305)	(1,098,064)
Class R3	(600)	(3,728)	(27,011)	(177,417)
Class R4	(6)	(36)	(151)	(987)
Class R6	(7,471,723)	(41,493,698)	(2,489,104)	(16,664,031)
	(11,721,426)	$(65,563,372)	(4,109,789)	$(27,345,923)
Net change
Class A	58,262	$260,908	332,570	$2,199,213
Class B	(74)	1,191	(1,457)	(9,947)
Class C	(12,280)	(66,291)	(10,707)	(75,234)
Class I	7,930,547	43,048,356	(118,606)	(713,470)
Class R1	2,649	14,097	297	15,648
Class R2	424	2,355	353	2,314
Class R3	3,776	20,548	(21,930)	(143,809)
Class R4	1,804	9,583	1,257	8,187
Class R6	5,423,663	31,306,932	14,472,894	94,127,867
	13,408,771	$74,597,679	14,654,671	$95,410,769
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime Income Fund, and the MFS Lifetime 2025 Fund were the owners of

Notes to Financial Statements  - continued
record of approximately 29%, 27%, 18%, 3%, 2%, 2%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2045 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended October 31, 2022, the fund’s commitment fee and interest expense were $1,809 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$44,866,046	$250,932,264	$219,994,030	$(3,911)	$3,820	$75,804,189

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$501,803	$—
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023.

Notes to Financial Statements  - continued
Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9) Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints or to the sanctions imposed on Russia by the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Management continues to monitor these events and to evaluate the related impacts on fund performance.

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Emerging Markets Debt Local Currency Fund and the Board of Trustees of MFS Series Trust X
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Emerging Markets Debt Local Currency Fund (the “Fund”) (one of the funds constituting MFS Series Trust X (the “Trust”)), including the portfolio of investments, as of October 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust X) at October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
December 15, 2022

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of December 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Ward Brown Matt Ryan

Board Review of Investment Advisory Agreement
MFS Emerging Markets Debt Local Currency Fund
 The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 2nd quintile for each of the one- and three-year periods ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate

Board Review of Investment Advisory Agreement - continued
and total expense ratio were each approximately at the Broadridge expense group median. The Trustees also noted that MFS has agreed to further reduce the expense limitation for Class R6 shares of the Fund effective August 1, 2022, which may not be changed without the Trustees’ approval.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Item 1(b):

Not applicable

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the "Code") pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code's definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP ("E&Y") to serve as independent accountants to certain series of the Registrant. The tables below set forth the audit fees billed to the series of the Registrant with a fiscal year end of October 31, 2022 (the "Fund") as well as fees for non-audit services provided to the Fund and/or to the Fund's investment adviser, Massachusetts Financial Services Company ("MFS") and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund ("MFS Related Entities").

For the fiscal years ended October 31, 2022 and 2021, audit fees billed to the Fund by E&Y were as follows:

Fees billed by E&Y:		Audit Fees
	2022	2021
MFS Emerging Markets Debt Local	64,939	61,653
Currency Fund

For the fiscal years ended October 31, 2022 and 2021, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

Fees billed by E&Y:		Audit-Related		Tax Fees2	All Other Fees3
		Fees1
	2022	2021	2022	2021	2022	2021
To MFS Emerging Markets	0	0	255	10,607	69	1,084
Debt Local Currency Fund

Fees billed by E&Y:		Audit-Related		Tax Fees2	All Other Fees3
		Fees1
	2022	2021	2022	2021	2022	2021
To MFS and MFS Related Entities of
MFS Emerging Markets Debt Local	662,511	1,663,649	0	0	111,415	110,620
Currency Trust*

Fees Billed by E&Y:		Aggregate Fees for Non-audit Services
		2022			2021
To MFS Emerging Markets Debt Local Currency
Fund, MFS and MFS Related Entities #		904,680		2,002,660

*This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.

1 The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ''Audit Fees,'' including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

2 The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

3 The fees included under "All Other Fees" are fees for products and services provided by E&Y other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees," including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre- approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by- engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. INVESTMENTS

A schedule of investments for each series covered by this Form N-CSR is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)Change in the registrant's independent public accountant. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or

240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST X

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President

Date: December 15, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President (Principal Executive Officer)

Date: December 15, 2022

By (Signature and Title)*

/S/ JAMES O. YOST

James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 15, 2022

* Print name and title of each signing officer under his or her signature.